UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT
REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2021

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, LA		71203
(Address of principal executive offices)		(Zip Code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip Code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, LA		71203
(Address of principal executive offices)		(Zip Code)
Registrants’ telephone number, including area code: (318)
388-9000
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	7.00% Notes Due 2056	CTAA	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events
On February 16, 2021 Lumen Technologies, Inc. issued a press release announcing that (i) on February 12, 2021, its indirect, wholly-owned subsidiary, Level 3 Financing, Inc., had completed the redemption of all $900 million aggregate principal amount of its outstanding 5.375% Senior Notes due 2024, and (ii) on February 16, 2021 its indirect, wholly-owned subsidiary, Qwest Corporation had completed the redemption of all $235 million aggregate principal amount of its 7.00% Notes due 2056.
That press release is filed as Exhibit 99.1 to the Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 4.1
Indenture, dated as of November 13, 2015, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.375% Senior Notes due 2024 of Level 3 Financing, Inc. (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (file no. 001-35134) dated November 13, 2015).

Exhibit 4.2
Indenture, dated as of October 15, 1999, by and between US West Communications, Inc. (currently named Qwest Corporation) and Bank One Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4(b) to Qwest Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-03040) filed with the Securities and Exchange Commission on March 3, 2000).

Exhibit 4.3
Fifteenth Supplemental Indenture, dated as of January 29, 2016, by and between Qwest Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 4.16 of Qwest Corporation’s Form 8-A (File No. 001-03040) filed with the Securities and Exchange Commission on January 29, 2016).

Exhibit 99.1	Press release dated February 16, 2021, announcing the redemption of notes.

Exhibit 104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC and Qwest Corporation have duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: February 16, 2021	By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President & Controller

LEVEL 3 PARENT, LLC

	By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President & Controller

QWEST CORPORATION

	By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President & Controller

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